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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 10, 2005

                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-5823                  36-6169860
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  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)


          CNA CENTER, CHICAGO, ILLINOIS                            60685
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    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (312) 822-5000


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 10, 2005, Registrant's subsidiary Continental Casualty Company and Jonathan D. Kantor entered into an Employment Agreement, effective as of March 16, 2005. The Employment Agreement is attached hereto and incorporated herein as
Exhibit 99.1.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.         Description
-----------         -----------

99.1 Employment Agreement, effective as of March 16th, 2005, between Registrant's subsidiary Continental Casualty Company and Jonathan D. Kantor.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CNA FINANCIAL CORPORATION
                                                    (Registrant)

Date   June 13, 2005                             /s/ D. Craig Mense
                                        ----------------------------------------
                                                     (Signature)*
                                        By:  D. Craig Mense
                                        Its: Executive Vice President and Chief
                                             Financial Officer




*Print name and title of the signing officer under his signature.


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